UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23210

STIRA ALCENTRA GLOBAL CREDIT FUND

(Exact name of registrant as specified in charter)

18100 Von Karman Avenue, Suite 500

Irvine, CA 92612

(Address of principal executive offices) (Zip code)

Christopher Hilbert

Chief Executive Officer

Stira Alcentra Global Credit Fund

18100 Von Karman Avenue, Suite 500

Irvine, CA 92612

(Name and address of agent for service)

Copies to:

Heath D. Linsky, Esq.

Lauren B. Prevost, Esq.

Owen J. Pinkerton, Esq.

Morris, Manning & Martin, LLP

1600 Atlanta Financial Center

3343 Peachtree Road, N.E.

Atlanta, Georgia 30326-1044

(404) 233-7000

Registrant’s telephone number, including area code: (877) 567-7264

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Item 1.	Reports to Shareholders.

Stira Alcentra Global Credit Fund

Semi-Annual Report

June 30, 2018

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3

Stira Alcentra Global Credit Fund

Dear Shareholders,

On behalf of everyone at Stira Alcentra Global Credit Fund (the “Fund”), please accept our appreciation for your investment. Effectively operating a fund requires coordination by numerous valued parties, but nobody is as important to us as our shareholders.

For our young fund, the first half of 2018 was almost as eventful as 2017.  In January the SEC approved our fifth share class (class “C”), and in March granted exemptive relief to allow the Fund to co-invest with affiliated funds.  In April we saw the departure of a Trustee to join the State Department, ultimately replaced by a veteran of the credit industry.  And in June we filed our new “ticker symbols” with the SEC, which will allow advisers at certain firms to process investment orders electronically.

As we anticipated in our last letter, the spring of 2018 also brought milestone changes to the portfolio composition.  Specifically, we invested in the first of many direct loans with a large pet-nutrition company called Manna Pro.

In the first six months of this year, our assets under management grew from approximately $10 million to $28 million.  Growth of assets is critical to our overall success, and with more firms joining our selling group every week, we look forward to a robust capital raise in the future.

If you have any questions about your investment account, please do not hesitate to contact us at 1-877-567-7264.

Warmest regards,

Christopher Hilbert	Jack Yang, Board Member
CEO and Chairman of the Board	Global Head of Business Development, Alcentra

Past performance is not a guarantee of future results. The Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Diversification does not assure a profit or protect against loss in a declining market. Stira Capital Markets Group, LLC is the dealer manager of the Fund. Investing in the Fund involves risk; principal loss is possible. The Fund offers the following share classes: Class A, Class T, Class D, Class I, and Class C. For more information on the differences in share classes, refer to the Fund’s prospectus, which can be found at: www.StiraALLternatives.com.

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Stira Alcentra Global Credit Fund

Fund Profile and Financial Data

 As of June 30, 2018, the Fund had invested approximately $21.9 million in 82 portfolio companies. The weighted average yield of the investment portfolio based upon original cost, as of June 30, 2018, was 6.60% with an average duration of 1.02 years. The following graphics illustrate the Fund’s investment portfolio as of June 30, 2018, by industry, geography, asset type, floating/fixed rate breakdown and investment structure:

‡	As a percentage of net assets.

5

 Stira Alcentra Global Credit Fund

‡ As a percentage of net assets.

6

Stira Alcentra Global Credit Fund

Schedule of Investments

As of June 30, 2018

Description	Spread Above Index	Base Rate Floor (%)	Interest Rate (%)	Maturity Date	Principal Amount	Cost(1) ($)	Fair Value ($)	% of Net Assets
Investments in Non-Controlled, Non-Affiliated Portfolio Companies — 79.15%

Corporate Bonds — 19.73%

Communications — 2.85%

Cincinnati Bell, Inc. (2)(3)			7.000	7/15/2024	$150,000	$151,852	$136,875	0.49%
Radiate Holdco LLC/Radiate Finance, Inc. (2)(3)			6.625	2/15/2025	150,000	148,203	137,250	0.50%
Altice Finco S.A. (2)(3)			7.625	2/15/2025	225,000	236,826	200,812	0.73%
Sprint Corp.			7.250	9/15/2021	300,000	317,224	312,000	1.13%
Total Communications						854,105	786,937	2.85%

Consumer Discretionary — 0.36%

Scientific Games International, Inc. (3)			6.625	5/15/2021	100,000	102,935	101,250	0.36%
Total Consumer Discretionary						102,935	101,250	0.36%

Consumer Staples — 0.32%

Kronos Acquisition Holdings, Inc. (2)(3)			9.000	8/15/2023	100,000	100,442	90,000	0.32%
Total Consumer Staples						100,442	90,000	0.32%

Energy — 4.97%

Enviva Partners L.P./Enviva Partners Finance Corp. (3)			8.500	11/1/2021	200,000	210,972	208,000	0.75%
Oasis Petroleum, Inc. (3)			6.875	3/15/2022	95,000	93,800	96,635	0.35%
Unit Corp. (3)			6.625	5/15/2021	245,000	245,044	244,388	0.89%
Genesis Energy L.P./Genesis Energy Finance Corp. (3)			6.500	10/1/2025	300,000	304,241	288,000	1.04%
Sanchez Energy Corp. (3)			6.125	1/15/2023	130,000	112,161	88,075	0.32%
SemGroup Corp. (3)			6.375	3/15/2025	200,000	194,687	190,000	0.69%
Whiting Petroleum Corp. (3)(2)			6.625	1/15/2026	250,000	259,864	257,812	0.93%
Total Energy						1,420,769	1,372,910	4.97%

Financials — 0.70%

AssuredPartners, Inc. (2)(3)			7.000	8/15/2025	200,000	202,645	192,500	0.70%
Total Financials						202,645	192,500	0.70%

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Stira Alcentra Global Credit Fund

Schedule of Investments

As of June 30, 2018

Description	Spread Above Index	Base Rate Floor (%)	Interest Rate (%)	Maturity Date	Principal Amount	Cost(1) ($)	Fair Value ($)	% of Net Assets

Health Care — 2.83%

Tenet Healthcare Corp.			6.750	6/15/2023	$300,000	$296,424	$298,500	1.08%
Valeant Pharmaceuticals International, Inc. (2)(3)			5.875	5/15/2023	175,000	156,101	164,391	0.60%
NVA Holdings, Inc. (2)(3)			6.875	4/1/2026	165,000	165,000	163,969	0.59%
Polaris Intermediate Corp. (2)(3)			8.500	12/1/2022	150,000	155,250	154,687	0.56%
Total Health Care						772,775	781,547	2.83%

Industrials — 1.90%

Bombardier, Inc. (2)(3)			7.500	3/15/2025	150,000	157,879	156,187	0.56%
Brand Energy & Infrastructure Services, Inc. (2)(3)			8.500	7/15/2025	150,000	159,269	151,875	0.55%
Covanta Holding Corp. (3)			5.875	7/1/2025	125,000	124,003	120,625	0.44%
Hillman Group, Inc. (The) (2)(3)			6.375	7/15/2022	100,000	98,309	95,750	0.35%
Total Industrials						539,460	524,437	1.90%

Materials — 4.43%

Consolidated Energy Finance S.A. (2)(3)			6.875	6/15/2025	100,000	103,643	102,625	0.37%
CVR Partners L.P./CVR Nitrogen Finance Corp. (2)(3)			9.250	6/15/2023	200,000	208,138	206,000	0.75%
First Quantum Minerals Ltd. (2)(3)			7.250	4/1/2023	200,000	200,868	200,000	0.72%
ARD Finance S.A. (3)			7.125	9/15/2023	300,000	313,591	300,750	1.09%
BWAY Holding Co. (2)(3)			7.250	4/15/2025	275,000	281,201	268,125	0.97%
Platform Specialty Products Corp. (2)(3)			5.875	12/1/2025	150,000	151,414	146,625	0.53%
Total Materials						1,258,855	1,224,125	4.43%

Technology — 0.50%

Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden U.S. Holdings (2)(3)			10.000	11/30/2024	125,000	140,472	139,516	0.50%
Total Technology						140,472	139,516	0.50%

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Stira Alcentra Global Credit Fund

Schedule of Investments

As of June 30, 2018

Description	Spread Above Index	Base Rate Floor (%)	Interest Rate (%)	Maturity Date	Principal Amount	Cost(1) ($)	Fair Value ($)	% of Net Assets

Utilities — 0.87%

NRG Energy, Inc. (3)			7.250	5/15/2026	$225,000	$242,993	$239,625	0.87%
Total Utilities						242,993	239,625	0.87%
Total Corporate Bonds						5,635,451	5,452,847	19.73%

Senior Secured - First Lien — 51.87%(4)(5)

Communications — 4.48%

ABG Intermediate Holdings 2, LLC	1M LIBOR + 3.500% Cash	2.094	5.594	9/26/2024	146,721	146,721	146,507	0.53%
ABG Intermediate Holdings 2, LLC (6)			—	9/29/2025	52,909	52,909	53,041	0.19%
Meredith Corp.	1M LIBOR + 3.000% Cash	2.094	5.094	1/31/2025	340,646	342,366	340,992	1.23%
Red Ventures, LLC	1M LIBOR + 4.000% Cash	2.094	6.094	11/8/2024	347,874	348,797	350,121	1.27%
West Corp.	1M LIBOR + 4.000% Cash	2.094	6.094	10/10/2024	248,750	248,750	248,221	0.90%
West Corp.	1M LIBOR + 3.500% Cash	2.094	5.594	10/10/2024	100,000	99,879	99,365	0.36%
Total Communications						1,239,422	1,238,247	4.48%

Consumer Discretionary — 7.94%

Constellis Holdings, LLC	3M LIBOR + 5.000% Cash	2.334	7.334	4/21/2024	248,744	251,651	250,091	0.90%
Employbridge, LLC	3M LIBOR + 5.000% Cash	2.503	7.503	4/10/2025	287,832	291,674	290,951	1.05%
FPC Holdings, Inc.	1M LIBOR + 4.500% Cash	2.094	6.594	11/19/2022	219,714	213,400	221,499	0.80%
Innovative Xcessories & Services, LLC	1M LIBOR + 4.750% Cash	2.090	6.840	11/29/2022	242,270	245,308	242,573	0.88%
Pre-Paid Legal Services, Inc.	1M LIBOR + 3.250% Cash	1.982	5.232	5/1/2025	249,451	250,515	251,010	0.91%
SRS Distribution, Inc.	3M LIBOR + 3.250% Cash	2.330	5.580	5/23/2025	250,000	249,375	246,667	0.89%
Staples, Inc.	3M LIBOR + 4.000% Cash	2.358	6.358	9/12/2024	248,750	234,652	245,836	0.89%
Weight Watchers International, Inc.	1M LIBOR + 4.750% Cash	2.010	6.760	11/29/2024	441,218	448,345	447,148	1.62%
Total Consumer Discretionary						2,184,920	2,195,775	7.94%

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Stira Alcentra Global Credit Fund

Schedule of Investments

As of June 30, 2018

Description	Spread Above Index	Base Rate Floor (%)	Interest Rate (%)	Maturity Date	Principal Amount	Cost(1) ($)	Fair Value ($)	% of Net Assets

Consumer Staples — 7.78%

Albertsons, LLC	3M LIBOR + 3.000% Cash	2.337	5.337	12/21/2022	$397,742	$391,488	$394,702	1.43%
Albertsons, LLC (6)			—	5/2/2023	180,000	179,100	180,001	0.65%
Manna Pro Products, LLC	1M LIBOR + 6.000% Cash	2.046	8.046	12/8/2023	1,309,354	1,301,612	1,312,674	4.75%
Manna Pro Products, LLC (7)	1M LIBOR + 6.000% Cash	2.091	8.091	12/8/2023	263,187	263,187	263,187	0.95%
Total Consumer Staples						2,135,387	2,150,564	7.78%

Energy — 0.52%

Keane Group Holdings, LLC	1M LIBOR + 3.750% Cash	2.000	5.750	5/25/2025	97,500	97,015	97,500	0.35%
Murray Energy Corp.	1M LIBOR + 7.250% Cash	2.094	9.344	4/16/2020	48,409	47,670	45,774	0.17%
Total Energy						144,685	143,274	0.52%

Financials — 4.72%

DTZ U.S. Borrower, LLC	3M LIBOR + 3.250% Cash	2.359	5.609	11/4/2021	348,461	347,643	348,499	1.26%
Hub International Ltd.	2M LIBOR + 3.000% Cash	2.360	5.360	4/25/2025	300,000	299,267	298,533	1.08%
Mayfield Agency Borrower, Inc.	1M LIBOR + 4.500% Cash	2.094	6.594	2/28/2025	221,000	221,652	221,552	0.80%
USI, Inc.	3M LIBOR + 3.000% Cash	2.334	5.334	5/16/2024	381,091	383,116	379,329	1.37%
LSF9 Atlantis Holdings, LLC	1M LIBOR + 6.000% Cash	2.001	8.001	5/1/2023	56,907	57,509	56,445	0.21%
Total Financials						1,309,187	1,304,358	4.72%

Health Care — 4.90%

Air Methods Corp.	3M LIBOR + 3.500% Cash	2.334	5.834	4/21/2024	300,000	301,620	288,469	1.04%
CVS Holdings I L.P.	1M LIBOR + 3.000% Cash	2.100	5.100	2/6/2025	349,125	348,457	346,507	1.26%
Pearl Intermediate Parent, LLC	1M LIBOR + 2.750% Cash	2.085	4.835	2/14/2025	68,000	67,836	66,810	0.24%
Pearl Intermediate Parent, LLC	3M LIBOR + 2.750% Cash	2.335	5.085	2/14/2025	20,000	19,952	19,650	0.07%
PharMerica Corp.	1M LIBOR + 3.500% Cash	2.046	5.546	12/6/2024	99,750	100,571	99,797	0.36%
Team Health Holdings, Inc.	1M LIBOR + 2.750% Cash	2.094	4.844	2/6/2024	398,362	390,159	383,921	1.39%
Valeant Pharmaceuticals International, Inc.	1M LIBOR + 3.000% Cash	1.982	4.982	6/2/2025	150,000	151,875	149,688	0.54%
Total Health Care						1,380,470	1,354,842	4.90%

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Stira Alcentra Global Credit Fund

Schedule of Investments

As of June 30, 2018

Description	Spread Above Index	Base Rate Floor (%)	Interest Rate (%)	Maturity Date	Principal Amount	Cost(1) ($)	Fair Value ($)	% of Net Assets

Industrials — 8.03%

ATS Consolidated, Inc.	1M LIBOR + 3.750% Cash	2.094	5.844	2/28/2025	$259,350	$259,914	$261,188	0.94%
EnergySolutions, LLC	3M LIBOR + 3.750% Cash	2.334	6.084	5/9/2025	250,000	248,762	250,781	0.91%
Filtration Group Corp.	3M LIBOR + 3.000% Cash	2.094	5.094	3/29/2025	291,174	292,641	291,574	1.05%
Loparex Holding B.V.	3M LIBOR + 4.250% Cash	2.334	6.584	4/11/2025	500,000	503,614	503,125	1.82%
Pike Corp.	1M LIBOR + 3.500% Cash	2.100	5.600	3/23/2025	252,436	254,005	253,567	0.92%
Ply Gem Industries, Inc.	3M LIBOR + 3.750% Cash	2.339	6.089	4/12/2025	350,000	350,206	349,673	1.27%
Titan Acquisition Ltd.	1M LIBOR + 3.000% Cash	2.094	5.094	3/28/2025	314,213	313,999	309,972	1.12%
Total Industrials						2,223,141	2,219,880	8.03%

Materials — 5.64%

AgroFresh, Inc.	3M LIBOR + 4.750% Cash	2.359	7.109	7/31/2021	248,721	248,978	247,478	0.90%
Albea Beauty Holdings S.A.	3M LIBOR + 3.000% Cash	2.445	5.445	4/22/2024	337,908	338,999	336,640	1.22%
Consolidated Energy Finance S.A.	1M LIBOR + 2.500% Cash	2.025	4.525	5/7/2025	240,000	239,407	238,800	0.86%
Covia Holdings Corp.	3M LIBOR + 3.750% Cash	2.300	6.050	6/1/2025	300,000	301,009	300,423	1.09%
Cyanco Intermediate Corp.	1M LIBOR + 3.500% Cash	2.094	5.594	2/15/2025	187,530	188,263	187,764	0.68%
OCI Beaumont, LLC	3M LIBOR + 4.000% Cash	2.334	6.334	2/14/2025	244,388	246,127	246,794	0.89%
Total Materials						1,562,783	1,557,899	5.64%

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Stira Alcentra Global Credit Fund

Schedule of Investments

As of June 30, 2018

Description	Spread Above Index	Base Rate Floor (%)	Interest Rate (%)	Maturity Date	Principal Amount	Cost(1) ($)	Fair Value ($)	% of Net Assets

Technology — 7.86%

Bright Bidco B.V.	1M LIBOR + 3.500% Cash	2.094	5.594	6/30/2024	$248,125	$250,142	$246,574	0.89%
Capri Finance, LLC	3M LIBOR + 3.250% Cash	2.359	5.609	11/1/2024	299,250	299,984	297,194	1.07%
Everi Payments, Inc.	1M LIBOR + 3.000% Cash	2.094	5.094	5/9/2024	547,988	552,551	548,558	1.98%
Harland Clarke Holdings Corp.	3M LIBOR + 4.750% Cash	2.334	7.084	11/3/2023	208,404	210,330	203,542	0.74%
McAfee, LLC	1M LIBOR + 4.500% Cash	2.094	6.594	9/30/2024	348,496	352,544	350,799	1.27%
Mitchell International, Inc. (7)	1M LIBOR + 3.250% Cash	2.094	5.344	11/29/2024	3,722	3,705	3,707	0.01%
Mitchell International, Inc.	1M LIBOR + 3.250% Cash	2.094	5.344	11/29/2024	46,153	45,940	45,961	0.17%
Quest Software U.S. Holdings, Inc.	3M LIBOR + 4.250% Cash	2.326	6.576	5/16/2025	190,000	189,680	189,565	0.69%
Riverbed Technology, Inc.	1M LIBOR + 3.250% Cash	2.100	5.350	4/24/2022	289,259	288,900	286,263	1.04%
Total Technology						2,193,776	2,172,163	7.86%
Total Senior Secured - First Lien						14,373,771	14,337,002	51.87%

Senior Secured - Second Lien — 7.55%(4)(5)

Energy — 0.55%

Granite Acquisition, Inc.	3M LIBOR + 7.250% Cash	2.334	9.584	12/19/2022	152,597	154,205	153,361	0.55%
Total Energy						154,205	153,361	0.55%

Financials — 4.64%

Asurion, LLC	1M LIBOR + 6.000% Cash	2.094	8.094	8/4/2025	450,000	461,870	457,312	1.66%
Capital Automotive L.P.	1M LIBOR + 6.000% Cash	2.100	8.100	3/24/2025	285,051	292,255	287,545	1.04%
Mayfield Agency Borrower, Inc.	1M LIBOR + 8.500% Cash	2.094	10.594	1/30/2026	150,000	151,087	149,250	0.54%
Sedgwick Claims Management Services, Inc.	3M LIBOR + 5.750% Cash	2.307	8.057	2/28/2022	385,000	386,845	387,649	1.40%
Total Financials						1,292,057	1,281,756	4.64%

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Stira Alcentra Global Credit Fund

Schedule of Investments

As of June 30, 2018

Description	Spread Above Index	Base Rate Floor (%)	Interest Rate (%)	Maturity Date	Principal Amount	Cost(1) ($)	Fair Value ($)	% of Net Assets

Health Care — 1.64%

Pearl Intermediate Parent, LLC	1M LIBOR + 6.250% Cash	2.085	8.335	2/13/2026	$251,000	$253,851	$251,941	0.91%
PharMerica Corp.	1M LIBOR + 7.750% Cash	2.046	9.796	12/7/2025	200,000	203,786	200,542	0.73%
Total Health Care						457,637	452,483	1.64%

Technology — 0.72%

Mitchell International, Inc.	1M LIBOR + 7.250% Cash	2.094	9.344	11/20/2025	200,000	199,060	200,563	0.72%
Total Technology						199,060	200,563	0.72%
Total Senior Secured - Second Lien						2,102,959	2,088,163	7.55%
Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						22,112,181	21,878,012	79.15%
Total Investments						22,112,181	21,878,012	79.15%
Unfunded Loan Commitments						(117,106)	(117,106)	(0.42)%
Net Investments						21,995,075	21,760,906	78.73%
Assets In Excess Of Other Liabilities							5,880,374	21.27%
Net Assets							$27,641,280	100.00%

(1)	The cost of debt securities is adjusted for accretion of discount/amortization of premium and interest paid-in-kind on such securities.
(2)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by Alcentra NY, LLC, the Fund’s investment sub-adviser, and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,965,000, which represents approximately 10.7% of the Fund’s net assets as of June 30, 2018.
(3)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(4)	The principal balance outstanding for all floating rate loans is indexed to LIBOR or an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower's option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Fund has provided the applicable margin over LIBOR based on each respective credit agreement.
(5)	Variable rate security. Interest rate disclosed is that which is in effect on June 30, 2018.
(6)	This loan settled after June 30, 2018, at which time the interest rate was determined.
(7)	Unfunded or partially unfunded loan commitments. The Fund may enter into certain credit agreements for which all or a portion may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion.

13

Stira Alcentra Global Credit Fund

Statement of Assets and Liabilities

As of June 30, 2018 (Unaudited)
Assets
Portfolio investments, at fair value
Non-controlled, non-affiliated investments, at fair value (cost of $21,995,075)(1)	$21,760,906
Total of portfolio investments, at fair value (cost $21,995,075)	21,760,906
Cash and cash equivalents	4,135,805
Receivable for fund shares sold	2,199,601
Receivable for expense support due from Adviser	232,778
Deferred offering costs	162,274
Dividends and interest receivable	143,280
Receivable for investments sold	1,240
Prepaid expenses and other assets	48,770
Total Assets	$28,684,654

Liabilities
Payable for investments purchased	689,517
Professional fees payable	111,500
Shareholder distributions payable	77,810
Accounting and administration fees payable	66,000
Trustees’ fees payable	55,750
Transfer agent fees payable	4,028
Other accrued expenses and liabilities	38,769
Total Liabilities	$1,043,374
Commitments and contingencies (Note 3)

Net Assets
Common shares, par value $0.001 per share	3,058
Paid-in capital	27,909,136
Accumulated net realized loss	(36,745)
Net unrealized appreciation (depreciation) on investments	(234,169)
Total Net Assets	27,641,280
Total Liabilities and Net Assets	$28,684,654

Net Assets:
Class A	6,974,011
Class C	1,904,623
Class D	305,202
Class I	3,498,479
Class T	14,958,965
Total Net Assets	$27,641,280

Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	771,482
Class C	210,694
Class D	33,762
Class I	387,010
Class T	1,654,796
Total Shares Outstanding	3,057,744

Net asset value per share:
Class A	9.04
Class C	9.04
Class D	9.04
Class I	9.04
Class T	9.04

(1)	Net of unfunded loan commitments of $117,106

See notes to unaudited financial statements

14

Stira Alcentra Global Credit Fund

Statement of Operations

For the six months ended June 30, 2018 (Unaudited)
Investment Income:
From non-controlled, non-affiliated investments:
Interest income from portfolio investments	$459,444
Other income from portfolio investments	16,056
Total investment income	$475,500

Expenses:
Administration and custodian fees	195,662
Management fees	172,546
Professional fees	155,697
Trustees’ fees and expenses	112,051
Administrative services expenses	96,084
Amortization of offering costs	42,133
Printing and mailing expenses	34,468
Distribution and servicing fees - Class C	2,969
Distribution and servicing fees - Class I	2,990
Distribution and servicing fees - Class T	17,666
Transfer agent fees	9,119
Insurance expense	6,919
Other expenses	88,797
Total expenses	$937,101
Expense reimbursements	(1,086,425)
Net expenses	(149,324)
Net investment income	$624,824

Realized Gain (Loss) and Net Change in Unrealized Appreciation (Depreciation) From Portfolio Investments
Net realized gain (loss) on:
Non-controlled, non-affiliated investments	$(76,383)
Net change in unrealized appreciation (depreciation) on:
Non-controlled, non-affiliated investments	(198,868)
Non-controlled, affiliated investments	—
Net realized gain (loss) and net change in unrealized appreciation (depreciation) from portfolio investments, payments from affiliate	(275,251)
Net Increase in Net Assets Resulting from Operations	$349,573

See notes to unaudited financial statements

15

Stira Alcentra Global Credit Fund

Statements of Changes in Net Assets

	For the six months ended June 30, 2018 (Unaudited)	For the period from August 8, 2017 (commencement of operations) to December 31, 2017
Increase (decrease) in net assets resulting from operations
Net investment income	$624,824	$143,405
Net realized gain (loss) on investments	(76,383)	50,009
Net change in unrealized appreciation (depreciation) on investments	(198,868)	(35,301)
Net increase (decrease) in net assets resulting from operations	349,573	158,113

Capital transactions
Issuance of common stock:
Class A	6,413,774	935,344
Class C	1,903,460	—
Class D	310,400	—
Class I	3,225,409	275,000
Class T	6,895,503	8,329,179
Total issuance of common stock	18,748,546	9,539,523

Commissions and fees on shares sold:
Class A(1)	(497,738)	(70,328)
Class C(2)	(6,208)	—
Class T(1)	(302,480)	(68,381)
Total commissions and fees on shares sold	(806,426)	(138,709)

Reinvestment of distributions:
Class A	44,046	1,217
Class C	10,170	—
Class D	1,897	—
Class I	31,507	137
Class T	203,356	76,930
Total reinvestment of distributions	290,976	78,284

Net increase in net assets resulting from capital transactions	18,233,096	9,479,098

Distributions to shareholders from:
Net investment income:
Class A	(125,932)	(9,907)
Class C	(19,458)	—
Class D	(2,502)	—
Class I	(66,022)	(137)
Class T	(410,910)	(143,732)

Total distributions to shareholders	(624,824)	(153,776)

Total increase in net assets	17,957,845	9,483,435

Net assets at beginning of period	9,683,435	200,000
Net assets at end of period	$27,641,280	$9,683,435
Undistributed net investment income	$—	$—

Capital shares transactions
Issuance of common stock:
Class A	650,385	94,372
Class C	209,572	—
Class D	33,553	—
Class I	353,539	29,983
Class T	724,072	899,982
Total issuance of common stock	1,971,121	1,024,337

Reinvestment of distributions:
Class A	4,853	133
Class C	1,122	—
Class D	209	—
Class I	3,473	15
Class T	22,361	8,382
Total reinvestment of distributions	32,018	8,530

Net increase in shares resulting from capital transactions	2,003,139	1,032,867

(1)	The Fund began offering and selling Classes A and I shares on November 7, 2017.
(2)	The Fund began offering and selling Class C shares on February 5, 2018.

See notes to unaudited financial statements

16

Stira Alcentra Global Credit Fund

Statement of Cash Flows

For the six months ended June 30, 2018 (Unaudited)
Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$349,573

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized loss from portfolio investments	76,383
Net change in unrealized (appreciation) depreciation of portfolio investments	198,868
Accretion of discount on debt securities	4,794
Purchases of portfolio investments	(16,046,791)
Net proceeds from sales/return of capital of portfolio investments	2,907,788
Amortization of deferred offering costs	42,133
(Increase) decrease in operating assets:
Dividends and interest receivable	(58,194)
Receivable for investments sold	(599)
Receivable for expense support due from Adviser	190,835
Prepaid expenses and other assets	(48,770)
Increase (decrease) in operating liabilities:
Payable for investments purchased	(1,148,484)
Trustees' fees payable	(30,000)
Professional fees payable	(67,550)
Transfer agent fee payable	3,228
Accounting and administration fees payable	(48,553)
Other accrued expenses and liabilities	23,308
Net cash used in operating activities	(13,652,031)

Cash Flows from Financing Activities
Issuance of common stock	17,277,820
Payment of commissions on sale of common stock and related dealer manager fee	(806,426)
Payment of deferred offering costs	(187,485)
Distributions paid to shareholders	(274,164)
Net cash provided by financing activities	16,009,745
Increase in cash	2,357,714
Cash at beginning of period	1,778,091
Cash and Cash Equivalents at End of Period	$4,135,805

Supplemental and non-cash financing activities:
Distributions paid to common stockholders through common stock issuances pursuant to the distribution reinvestment plan	$290,976
Increase in distributions payable	53,280
Increase in amounts receivable from transfer agent – Class A	474,217
Increase in amounts receivable from transfer agent – Class C	290,000
Increase in amounts receivable from transfer agent – Class D	107,212
Decrease in amounts receivable from transfer agent – Class I	(50,350)
Increase in amounts receivable from transfer agent – Class T	649,647
Increase in distribution and shareholder servicing fees payable	6,404

See notes to unaudited financial statements

17

Stira Alcentra Global Credit Fund

Financial Highlights

	For the six months ended June 30, 2018 (Unaudited)	For the period from August 8, 2017 (commencement of operations) to December 31, 2017
Class A Shares
Per share data(1)
Net asset value, beginning of period	$9.18	$9.15

Net investment income (loss)	0.38	0.23
Net realized and unrealized gains (losses)	(0.17)	0.04
Net increase (decrease) in net assets resulting from operations	0.21	0.27

Distributions to shareholders:(2)
From net investment income	(0.35)	(0.24)
Total dividend distributions declared	(0.35)	(0.24)

Net asset value, end of period	$9.04	$9.18
Market value per share, end of period	$9.84	$9.98

Total return based on net asset value(3)(4)	2.52%	1.16%
Total return based on market value(3)(4)	2.21%	1.15%

Shares outstanding at end of period	771,482	116,244

Ratio/Supplemental Data:
Net assets, at end of period	$6,974,011	$1,067,355
Ratio of total expenses before waiver to average net assets(5)	11.89%	111.84%
Ratio of net expenses to average net assets(5)	(2.27)%	—%
Ratio of net investment income (loss) before waiver to average net assets(5)	(5.81)%	(94.67)%
Ratio of net investment income (loss) after waiver to average net assets(5)	8.34%	17.17%

Portfolio turnover rate(3)	19.00%	0.04%

(1)	The per share data was derived by using the average shares outstanding during the period.
(2)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period.
(3)	Not annualized.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
(5)	Annualized.

See notes to unaudited financial statements

18

Stira Alcentra Global Credit Fund

Financial Highlights

For the six months ended
June 30, 2018
(Unaudited)
Class C Shares
Per share data(1)
Net asset value, beginning of period	$9.12

Net investment income (loss)	0.20
Net realized and unrealized gains (losses)	0.02
Net increase (decrease) in net assets resulting from operations	0.22

Distributions to shareholders:(2)
From net investment income	(0.30)
Total dividend distributions declared	(0.30)

Net asset value, end of period	$9.04
Market value per share, end of period	$9.05

Total return based on net asset value(3)(4)	1.48%
Total return based on market value(3)(4)	1.48%

Shares outstanding at end of period	210,694

Ratio/Supplemental Data:
Net assets, at end of period	$1,904,623
Ratio of total expenses before waiver to average net assets(5)	24.43%
Ratio of net expenses to average net assets(5)	(3.10)%
Ratio of net investment income (loss) before waiver to average net assets(5)	(12.39)%
Ratio of net investment income (loss) after waiver to average net assets(5)	15.15%

Portfolio turnover rate(3)	19.00%

(1)	The per share data was derived by using the average shares outstanding during the period.
(2)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period.
(3)	Not annualized.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
(5)	Annualized, except for consulting fees.

See notes to unaudited financial statements

19

Stira Alcentra Global Credit Fund

Financial Highlights

For the six months ended
June 30, 2018
(Unaudited)
Class D Shares
Per share data(1)
Net asset value, beginning of period	$9.07

Net investment income (loss)	0.18
Net realized and unrealized gains (losses)	0.14
Net increase (decrease) in net assets resulting from operations	0.32

Distributions to shareholders:(2)
From net investment income	(0.35)
Total dividend distributions declared	(0.35)

Net asset value, end of period	$9.04
Market value per share, end of period	$9.23

Total return based on net asset value(3)(4)	2.52%
Total return based on market value(3)(4)	2.35%

Shares outstanding at end of period	33,762

Ratio/Supplemental Data:
Net assets, at end of period	$305,202
Ratio of total expenses before waiver to average net assets(5)	19.75%
Ratio of net expenses to average net assets(5)	(4.59)%
Ratio of net investment income (loss) before waiver to average net assets(5)	(8.83)%
Ratio of net investment income (loss) after waiver to average net assets(5)	15.51%

Portfolio turnover rate(3)	19.00%

(1)	The per share data was derived by using the average shares outstanding during the period.
(2)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period.
(3)	Not annualized.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
(5)	Annualized, except for consulting fees.

See notes to unaudited financial statements

20

Stira Alcentra Global Credit Fund

Financial Highlights

	For the six months ended June 30, 2018 (Unaudited)	For the period from August 8, 2017 (commencement of operations) to December 31, 2017
Class I Shares
Per share data(1)
Net asset value, beginning of period	$9.18	$9.15

Net investment income (loss)	0.35	0.04
Net realized and unrealized gains (losses)	(0.17)	0.04
Net increase (decrease) in net assets resulting from operations	0.18	0.08

Distributions to shareholders:(2)
From net investment income	(0.32)	(0.05)
Total dividend distributions declared	(0.32)	(0.05)

Net asset value, end of period	$9.04	$9.18
Market value per share, end of period	$9.05	$9.18

Total return based on net asset value(3)(4)	2.26%	0.83%
Total return based on market value(3)(4)	2.26%	0.83%

Shares outstanding at end of period	387,010	29,998

Ratio/Supplemental Data:
Net assets, at end of period	$3,498,479	$275,443
Ratio of total expenses before waiver to average net assets(5)	12.25%	15.93%
Ratio of net expenses to average net assets	(1.88)%	—%
Ratio of net investment income (loss) before waiver to average net assets(5)	(6.27)%	(12.67)%
Ratio of net investment income (loss) after waiver to average net assets(5)	7.85%	3.26%

Portfolio turnover rate(3)	19.00%	0.04%

(1)	The per share data was derived by using the average shares outstanding during the period.
(2)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period.
(3)	Not annualized.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
(5)	Annualized.

See notes to unaudited financial statements

21

Stira Alcentra Global Credit Fund

Financial Highlights

	For the six months ended June 30, 2018 (Unaudited)	For the period from August 8, 2017 (commencement of operations) to December 31, 2017
Class T Shares
Per share data(1)
Net asset value, beginning of period	$9.18	$9.20

Net investment income (loss)	0.35	0.22
Net realized and unrealized gains (losses)	0.16	(0.04)
Net increase (decrease) in net assets resulting from operations	0.51	0.18

Distributions to shareholders:(2)
From net investment income	(0.65)	(0.20)
Total dividend distributions declared	(0.65)	(0.20)

Net asset value, end of period	$9.04	$9.18
Market value per share, end of period	$9.53	$9.66

Total return based on net asset value(4)(3)(5)	2.01%	2.24%
Total return based on market value(3)(4)(5)	1.91%	2.24%

Shares outstanding at end of period	1,654,797	908,364

Ratio/Supplemental Data:
Net assets, at end of period	$14,958,965	$8,340,637
Ratio of total expenses before waiver to average net assets(6)	11.54%	23.35%
Ratio of net expenses to average net assets	(1.77)%	—%
Ratio of net investment income (loss) before waiver to average net assets(6)	(5.64)%	(19.62)%
Ratio of net investment income (loss) after waiver to average net assets(6)	7.67%	3.73%

Portfolio turnover rate(3)	19.00%	0.04%

(1)	The per share data was derived by using the average shares outstanding during the period.
(2)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period.
(3)	Not annualized.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
(5)	Total return reflects a one-time payment from affiliate. If such payment was not included, the returns would have been 1.33% for the period from August 8, 2017 to December 31, 2017.
(6)	Annualized.

See notes to unaudited financial statements

22

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO UNAUDITED FINANCIAL STATEMENTS

June 30, 2018

Note 1. Principal Business and Organization

Stira Alcentra Global Credit Fund (formerly Steadfast Alcentra Global Credit Fund) (the “Fund”) was formed as a Delaware statutory trust on October 24, 2016, and is an externally managed, non-diversified closed-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund’s investment adviser is Stira Investment Adviser, LLC (formerly Steadfast Investment Adviser, LLC) (the “Adviser”), a registered investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser oversees the management of the Fund’s activities. The Adviser has engaged Alcentra NY, LLC (the “Sub-Adviser”), a registered investment adviser with the SEC pursuant to the Advisers Act, to act as the Fund’s investment sub-adviser. The Sub-Adviser is the U.S. subsidiary of Alcentra Group, a subsidiary of BNY Mellon, and is responsible for identifying investment opportunities, making investment decisions for the Fund and executing on its trading strategies, subject to oversight by the Adviser. The Fund's administrator is State Street Bank and Trust Company (“State Street”). State Street provides various accounting and administrative services, including preparing preliminary financial information for review by the Adviser, preparing and monitoring expense budgets, maintaining accounting books and records, processing trade information for the Fund and performing certain portfolio compliance testing.

The Fund’s investment objective is to provide current income, and capital preservation with the potential for capital appreciation. The Fund intends to pursue its investment objective by providing customized financing solutions to lower middle-market and middle-market companies in the form of floating and fixed rate senior secured loans, second lien loans and subordinated debt.

On May 8, 2017, the Fund commenced its continuous public offering pursuant to a registration statement on Form N-2 to offer a minimum of $3,000,000 (the “Minimum Offering Requirement”) and up to $3,000,000,000 in five classes of shares of beneficial interest of the Fund (the “Shares”): Class A, Class T, Class D, Class I and Class C Shares (the “Offering”). Shares were initially offered at $10.00 per Class A Share, $9.68 per Class T Share, $9.39 per Class D Share, $9.20 per Class I Share and $9.18 per Class C Share (with discounts available for certain categories of purchasers). Prior to satisfying the Minimum Offering Requirement, subscriptions were held in an escrow account with UMB Bank, N.A. On August 8, 2017, the Fund raised the Minimum Offering Requirement and the offering proceeds held in escrow were released to the Fund. Subsequent to satisfying the Minimum Offering Requirement, Shares are offered through Stira Capital Markets Group, LLC (formerly Steadfast Capital Markets Group, LLC) (the “Dealer Manager”) at an offering price equal to the Fund’s then current net asset value (“NAV”) per Share, plus selling commissions and dealer manager fees, if applicable. Upon satisfying the Minimum Offering Requirement, the Fund only offered and sold Class T Shares. On November 7, 2017, the Fund received exemptive relief from the SEC to offer multiple share classes. Following the receipt of such exemptive relief, the Fund began offering and selling Class A, Class D and Class I Shares. On February 5, 2018, the Fund registered and began offering and selling Class C Shares. The Fund is offering to sell any combination of Shares, with an aggregate number of Shares up to the maximum offering amount.

The Fund is currently accepting purchases of Shares on a semi-monthly basis, although the Fund may determine to conduct more frequent closings. The Fund does not issue Shares purchased (and an investor does not become a shareholder with respect to such Shares) until the applicable closing. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

23

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO UNAUDITED FINANCIAL STATEMENTS (continued)

June 30, 2018

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Fund have been prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles (“GAAP”) and pursuant to the requirements for reporting in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. In the opinion of management, the financial results included herein contain all adjustments and reclassifications considered necessary for the fair presentation of financial statements for the period included herein. The accounting records of the Fund are maintained in United States dollars, the functional currency of the Fund.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements. Actual results could differ from those estimates and such differences could be material.

Cash

The Fund deposits its cash in a financial institution which, at times, may be in excess of the Federal Deposit Insurance Corporation insurance limits. Cash at June 30, 2018 is on deposit at State Street Bank. There are no restrictions on cash.

Investments

Investment security transactions are accounted for on a trade date basis. Cost of portfolio investments represents the actual purchase price of the securities acquired including capitalized legal, brokerage and other fees as well as the value of interest and dividends received in-kind and the accretion of original issue discounts. Fees may be charged to the issuer by the Fund in connection with the origination of a debt security financing. Such fees are reflected as a discount to the cost of the portfolio security and the discount is accreted into income over the life of the related debt security

Portfolio Investment Classification

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as investments in which the Company owns between 5% and 25% of the voting securities and does not have rights to maintain greater than 50% of the board representation. “Non-controlled, non-affiliate investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

Valuation of Portfolio Investments

Portfolio investments are carried at fair value as determined by the Fund’s Board of Trustees (the “Board”). The methodologies used in determining these valuations include:

Debt

The yield to maturity analysis is used to estimate the fair value of debt, including any unitranche facilities, which are a combination of senior and subordinated debt in one debt instrument. The calculation of yield to maturity takes into account the current market price, par value, coupon interest rate and time to maturity.

Valuation techniques are applied consistently from period to period, except when circumstances warrant a change to a different valuation technique that will provide a better estimate of fair value.

Organizational Expenses

When recognized, organizational expenses, including reimbursement payments to the Adviser, are expensed on the Fund’s Statement of Operations. These expenses consist principally of legal and accounting fees incurred in connection with the organization of the Fund and are expensed as incurred, subject to recoupment as described in Note 7.

24

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO UNAUDITED FINANCIAL STATEMENTS (continued)

June 30, 2018

Offering Costs

Offering costs incurred prior to the satisfaction of the Minimum Offering Requirement were deferred. Upon satisfaction of the Minimum Offering Requirement and thereafter, offering costs, including any deferred offering costs, are capitalized on the Fund’s Statement of Assets and Liabilities, subject to the 1.0% limitation described in Note 7, and are amortized over 12 months on a straight-line basis, subject to recoupment as described in Note 7. These costs include, among other things, legal, accounting, printing and other expenses pertaining to the Offering.

Net Asset Value per Share

Net asset value per share is calculated using the number of shares outstanding as of the end of the period.

Investment Income and Investment Transactions

Investment income includes interest income and dividend income, net of any foreign withholding taxes. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on the ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on the trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon the sale of such investments.

Foreign Currency Translations

The accounting records and reporting currency of the Fund is maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

Income Taxes

The Fund intends to elect to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code, and to operate in a manner so as to qualify for the tax treatment applicable to RICs. To obtain and maintain qualification for taxation as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements. In addition, the Fund must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally net ordinary taxable income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”). As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that are timely distributed to shareholders as dividends.

The Fund accounts for income taxes in conformity with ASC Topic 740, Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented, and disclosed in financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations. There were no material uncertain income tax positions, interest, or penalties as of June 30, 2018.

The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund will recognize interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its Statement of Operations. During the period ended June 30, 2018, the Fund did not incur any interest or penalties.

25

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO UNAUDITED FINANCIAL STATEMENTS (continued)

June 30, 2018

Distributions

Distributions to the Fund’s shareholders are recorded as of the record date. Subject to the discretion of the Board, and applicable legal restrictions, the Fund intends to authorize and declare ordinary cash distributions on a daily basis and to pay such distributions on a monthly basis. Such ordinary cash distributions are expected to be paid from investment income, net of any Fund operating expenses. At least annually, the Fund intends to authorize and declare special cash distributions of net realized long-term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed. Such special cash distributions are expected to be paid using special cash distributions received from the Fund.

Note 3. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. In addition, the Fund has agreed to indemnify its officers, trustees, employees, agents or any person who serves on behalf of the Fund from any loss, claim, damage, or liability which such person incurs by reason of his performance of activities of the Fund, provided they acted in good faith. The Fund expects the risk of loss related to its indemnifications to be remote.

The Fund’s investment portfolio may contain debt investments that are in the form of lines of credit and unfunded delayed draw commitments, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of June 30, 2018, the Fund’s unfunded commitments under loan and financing agreements are presented below:

	June 30, 2018
	Total Commitment	Unfunded Commitment
Pearl Intermediate Parent LLC	$20,000	$14,463
Manna Pro Products, LLC	263,187	102,643
	$283,187	$117,106

Note 4. Investment Portfolio

As of June 30, 2018, the Fund had invested approximately $21.9 million in 82 portfolio companies. The weighted average yield of the investment portfolio based upon original cost, as of June 30, 2018, was 6.60% with an average duration of 1.02 years. The following graphics illustrate the Fund’s investment portfolio as of June 30, 2018 by industry, geography, asset type, floating/fixed rate breakdown and investment structure:

Top 10 Holdings	% of Fair Value	% of Net Assets
Manna Pro Products, LLC	6.00%	4.75%
Everi Payments, Inc.	2.51%	1.98%
Loparex Holding B.V.	2.30%	1.82%
Asurion, LLC	2.09%	1.66%
Weight Watchers International, Inc.	2.04%	1.62%
Albertsons, LLC	1.81%	1.43%
Sedgwick Claims Management Services, Inc.	1.77%	1.40%
Team Health Holdings, Inc.	1.76%	1.39%
USI, Inc.	1.73%	1.37%
McAfee, LLC	1.60%	1.27%
	23.61%	18.69%

26

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO UNAUDITED FINANCIAL STATEMENTS (continued)

June 30, 2018

Industry Concentration	% of Fair Value	% of Net Assets
Materials	12.72%	10.06%
Financials	12.70%	10.05%
Industrials	12.54%	9.93%
Health Care	11.83%	9.37%
Technology	11.48%	9.09%
Consumer Discretionary	10.50%	8.31%
Communications	10.24%	8.11%
Consumer Staples	9.26%	7.33%
Energy	7.63%	6.04%
Utilities	1.10%	0.87%
Assets in excess of other liabilities (net of unfunded loans commitments)	—	20.85%
	100.00%	100.00%

Asset Type	% of Fair Value	% of Net Assets
Senior Secured - First Lien	65.5%	51.87%
Corporate Bonds	24.9%	19.73%
Senior Secured - Second Lien	9.6%	7.55%
Assets in excess of other liabilities (net of unfunded loans commitments)	—	20.85%
	100.0%	100.00%

Geographic Concentration	% of Fair Value	% of Net Assets
United States	84.39%	66.74%
Western Europe	12.54%	9.91%
Other	3.07%	2.42%
Assets in excess of other liabilities	—	20.93%
	100.00%	100.00%

Floating/Fixed Rate Breakdown	% of Fair Value	% of Net Assets
Floating	75.05%	59.34%
Fixed	24.95%	19.73%
Assets in excess of other liabilities	—	20.93%
	100.00%	100.00%

Investment Structure	% of Fair Value	% of Net Assets
Originated	7.21%	5.70%
Syndicated	92.79%	73.36%
Assets in excess of other liabilities	—	20.94%
	100.00%	100.00%

27

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO UNAUDITED FINANCIAL STATEMENTS (continued)

June 30, 2018

Note 5. Fair Value of Financial Instruments

The Fund accounts for its investments in accordance with FASB ASC Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, which defines fair value and establishes a framework for measuring fair value. ASC 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 also establishes a fair value hierarchy which prioritizes and ranks the level of market price observability used in measuring investments at fair value.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily-available actively quoted prices or for which fair value can be measured from actively-quoted prices in an orderly market will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories (from highest to lowest) based on inputs:

Level 1 — Quoted prices (unadjusted) are available in active markets for identical investments that the Fund has the ability to access as of the reporting date. The type of investments which would generally be included in Level 1 includes listed equity securities and listed derivatives. As required by ASC 820, the Fund, to the extent that it holds such investments, does not adjust the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level 2 — Other significant observable inputs, including but not limited to, quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) at the measurement date. This category includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets including actionable bids from third parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.

Level 3 — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation by the Fund. The types of investments which would generally be included in this category include debt and equity securities issued by private entities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input that is significant to the fair value measurement. The Fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

Level 1 and Level 2 Fair Value Investments - The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Board. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued using available market quotations as provided by a third party pricing vendor or broker. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund's investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in the Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

28

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO UNAUDITED FINANCIAL STATEMENTS (continued)

June 30, 2018

When reliable market quotations are not considered to be readily available, which may be the case, for example, with restricted securities, certain debt securities, preferred stocks, or foreign stocks, the investments are valued at their fair value as determined by the Sub-Adviser under procedures established and periodically reviewed by the Board.

The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. The portfolio may hold securities which are periodically fair valued in accordance with the Fund’s fair value procedures. This may result in movements between Level 1 and Level 2 throughout the period. For the six months ended June 30, 2018, there were no transfers between Level 1, 2 or 3.

The fair values of the Fund’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of June 30, 2018 are as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$-	$5,452,847	$-	$5,452,847
Senior Secured Loans - First Lien	-	12,761,141	1,575,861	14,337,002
Senior Secured Loans - Second Lien	-	2,088,163	-	2,088,163
Total investments	$-	$20,302,151	$1,575,861	$21,878,012
Unfunded Loan Commitments	-	(14,463)	(102,643)	(117,106)
Net Investments	$-	$20,287,688	$1,473,218	$21,760,906

The following is a reconciliation of Level 3 investments for the six months ended June 30, 2018:

Senior Secured Loans - First Lien
Beginning Balance as of January 1, 2018	—
Realized gain (loss)	19
Unrealized gain (loss) relating to instruments still held at reporting date	11,063
Purchases	1,567,955
Sales	(3,290)
Amortization	114
Transfers into Level 3	—
Transfers out of Level 3	—
Ending Balance as of June 30, 2018	$1,575,861

Note 6. Capital

During the six months ended June 30, 2018, the Fund sold 2,003,139 Shares at an average price per share of $9.50 for gross proceeds of $19,039,522, including 32,018 Shares issued pursuant to its distribution reinvestment plan (the “DRP”) for gross proceeds of $290,976.

The Fund’s declaration of trust authorizes the Fund’s issuance of an unlimited number of shares of beneficial interest, par value $0.001 per share. There is currently no market for the Shares and the Fund does not expect that a market for its Shares will develop in the foreseeable future. Pursuant to the Fund’s declaration of trust and as permitted by Delaware law, shareholders are entitled to the same limitation of personal liability extended to shareholders of private corporations organized for profit under the General Corporation Law of the State of Delaware and therefore generally will not be personally liable for the Fund’s debts or obligations.

29

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO UNAUDITED FINANCIAL STATEMENTS (continued)

June 30, 2018

Distributions

The following table reflects the cash distributions per Class A share that the Fund declared on its common shares during the six months ended June 30, 2018:

Date Declared	Record Date	Payment Date	Amount Per Share
November 28, 2017	January 31, 2018	February 1, 2018	$0.06
November 28, 2017	February 28, 2018	March 1, 2018	0.05
February 27, 2018	March 30, 2018	April 1, 2018	0.06
February 27, 2018	April 30, 2018	May 1, 2018	0.06
February 27, 2018	May 31, 2018	June 1, 2018	0.06
May 22, 2018	June 30, 2018	July 1, 2018	0.06

The following table reflects the cash distributions per Class C share that the Fund declared on its common shares during the six months ended June 30, 2018:

Date Declared	Record Date	Payment Date	Amount Per Share
February 27, 2018	March 30, 2018	April 1, 2018	$0.05
February 27, 2018	April 30, 2018	May 1, 2018	0.05
February 27, 2018	May 31, 2018	June 1, 2018	0.05
May 22, 2018	June 30, 2018	July 1, 2018	0.05

The following table reflects the cash distributions per Class D share that the Fund declared on its common shares during the six months ended June 30, 2018:

Date Declared	Record Date	Payment Date	Amount Per Share
November 28, 2017	January 31, 2018	February 1, 2018	$0.06
November 28, 2017	February 28, 2018	March 1, 2018	0.05
February 27, 2018	March 30, 2018	April 1, 2018	0.06
February 27, 2018	April 30, 2018	May 1, 2018	0.06
February 27, 2018	May 31, 2018	June 1, 2018	0.06
May 22, 2018	June 30, 2018	July 1, 2018	0.06

The following table reflects the cash distributions per Class I share that the Fund declared on its common shares during the six months ended June 30, 2018:

Date Declared	Record Date	Payment Date	Amount Per Share
November 28, 2017	January 31, 2018	February 1, 2018	$0.06
November 28, 2017	February 28, 2018	March 1, 2018	0.05
February 27, 2018	March 30, 2018	April 1, 2018	0.06
February 27, 2018	April 30, 2018	May 1, 2018	0.05
February 27, 2018	May 31, 2018	June 1, 2018	0.06
May 22, 2018	June 30, 2018	July 1, 2018	0.05

30

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO UNAUDITED FINANCIAL STATEMENTS (continued)

June 30, 2018

The following table reflects the cash distributions per Class T share that the Fund declared on its common shares during the six months ended June 30, 2018:

Date Declared	Record Date	Payment Date	Amount Per Share
November 28, 2017	January 31, 2018	February 1, 2018	$0.05
November 28, 2017	February 28, 2018	March 1, 2018	0.05
February 27, 2018	March 30, 2018	April 1, 2018	0.05
February 27, 2018	April 30, 2018	May 1, 2018	0.05
February 27, 2018	May 31, 2018	June 1, 2018	0.05
May 22, 2018	June 30, 2018	July 1, 2018	0.05

Subject to the Board’s discretion and applicable legal restrictions, the Fund intends to authorize and declare ordinary cash distributions on a daily basis and to pay such distributions on a monthly basis. The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses, including selling commissions and other fees and charges.

The Fund expects that for a period of time, which time period may be significant, substantial portions of the Fund’s distributions may be funded through the reimbursement of certain expenses and additional support payments by the Adviser and its affiliates, including through the waiver of certain investment advisory fees by the Adviser, that may be subject to repayment by the Fund within three years. The purpose of this arrangement is to ensure that no portion of the Fund’s distributions to shareholders will be paid from offering proceeds or borrowings. Any such distributions funded through support payments or waivers of advisory fees are not based on the Fund’s investment performance and the Fund’s distributions can only be sustained if the Fund achieves positive investment performance in future periods and/or the Adviser continues to make such payments or waives such fees. The Fund’s future repayments of amounts reimbursed or waived by the Adviser and its affiliates will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that the Fund will achieve the performance necessary to sustain its distributions or that the Fund will be able to pay distributions at a specific rate or at all. The Adviser and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. For the six months ended June 30, 2018, if the Adviser had not reimbursed certain of the Fund’s expenses, 100% of the cash distributions declared during such period would have been funded from offering proceeds or borrowings.

The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the Fund’s fiscal year based upon the Fund’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of the Fund’s distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $21,995,075 as of June 30, 2018. Aggregate net unrealized depreciation on a tax basis was $234,169, which was comprised of gross unrealized appreciation of $57,244 and gross unrealized depreciation of $291,413 as of June 30, 2018.

Distribution Reinvestment Plan

The Fund has adopted an “opt in” DRP pursuant to which shareholders may elect to have the full amount of their cash distributions reinvested in additional Shares. Participants in the DRP are free to elect to participate or terminate participation in the DRP within a reasonable time as specified in the DRP. If a shareholder does not elect to participate in the DRP, the shareholder will automatically receive any distributions the Fund declares in cash. For example, if the Board authorizes, and the Fund declares, a cash distribution, then if a shareholder has “opted in” to the DRP, the shareholder will have the cash distribution reinvested in additional Shares, rather than receiving the cash distribution. The Fund issues Shares pursuant to the DRP at the closing conducted on the day of or immediately following each distribution payment date at a price equal to the NAV per Share that is used to determine the offering price of the Shares on the date of such closing. Shares issued pursuant to the DRP will have the same voting rights as Shares offered pursuant to the Fund’s prospectus.

The Fund uses newly issued Shares under the DRP. The number of Shares the Fund issues to a shareholder is determined by dividing the total dollar amount of the cash distribution payable to the shareholder by a price equal to the NAV per Share on the date of issuance.

There are no selling commissions, dealer manager fees or other sales charges to a shareholder if they elect to participate in the DRP. To the extent the administrator charges fees under the DRP, such fees would be paid by the Fund. The Fund reserves the right to amend, suspend or terminate the DRP.

Share Repurchase Program

To provide shareholders with limited liquidity, the Fund intends to conduct quarterly repurchases of Shares beginning the calendar quarter ending December 31, 2018. In months in which the Fund repurchases Shares, the Fund will conduct repurchases on the same date that the Fund holds a closing for the sale of Shares in the Offering. Any offer to repurchase Shares will be conducted solely through written tender offer materials mailed to each shareholder.

The Fund’s quarterly repurchases will be conducted on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the independent trustees of the Board, such repurchases would not be in the best interests of shareholders or would violate applicable law.

31

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO UNAUDITED FINANCIAL STATEMENTS (continued)

June 30, 2018

The Fund currently intends to limit the number of Shares to be repurchased on each date of repurchase to the number of Shares the Fund can repurchase with the proceeds it receives from the issuance of Shares under the DRP. The Fund will limit the number of Shares to be repurchased in any calendar year to 10% of the weighted average number of Shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of Shares that the Fund offers to repurchase may be less in light of the limitations noted above. The Fund will offer to repurchase such Shares at a price equal to the NAV per Share in effect on each date of repurchase.

Any periodic repurchase offers will be subject in part to the Fund’s available cash and compliance with the RIC distribution and diversification rules promulgated under the Code. The Fund does not intend to incur debt to finance the repurchase of Shares. Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund. Class-specific expenses, where applicable, are borne by the respective share classes and include distribution and servicing as well as transfer agency fees.

Class D, Class I, Class T and Class C Shares will be subject to an early withdrawal charge of 2.0% of the purchase price in the event that a shareholder tenders his or her Shares for repurchase by the Fund at any time prior to the one-year anniversary of the purchase of such Shares. Class A Shares purchased at a reduced commission and/or reduced dealer manager fee will also be subject to an early withdrawal charge of 2.0% of the purchase price in the event that a shareholder tenders his or her Shares for repurchase by the Fund at any time prior to the one-year anniversary of the purchase of such Shares. Shareholders who pay the full selling commissions and dealer manager fees in connection with the purchase of Class A Shares will not be subject to an early withdrawal charge.

The first offer to repurchase common shares from shareholders is expected to occur in the fourth quarter of 2018. As such, no common shares were repurchased by the Fund pursuant to its share repurchase program during the six months ended June 30, 2018.

Note 7. Related Party Transactions

Compensation of the Investment Adviser and its Affiliates

The Fund has entered into an Investment Advisory Agreement with the Adviser (the “Investment Advisory Agreement”). In consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components — a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”).

The Base Management Fee is calculated at an annual rate of (i) 2.00% of the Fund’s first $500,000,000 in gross assets, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents; (ii) 1.75% of the Fund’s gross assets that exceed $500,000,000 but are less than or equal to $1,000,000,000, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents; and (iii) 1.50% of the Fund’s gross assets that exceed $1,000,000,000, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents. The Base Management Fee is paid quarterly in arrears and is calculated based on the average value of the Fund’s gross assets at the end of the two most recently completed calendar quarters (and, in the case of the Fund’s first quarter, its gross assets as of such quarter-end). During the six months ended June 30, 2018, the Fund incurred $170,909 of Base Management Fees.

The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.75% per quarter (or an annualized hurdle rate of 7.00%) and a partial “catch-up” provision measured as of the end of each calendar quarter. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Base Management Fee, expenses reimbursed to the Adviser under the Investment Advisory Agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the offering and organization expenses and the Incentive Fee). “Adjusted capital” is the sum of (i) cumulative gross proceeds generated from issuances of Shares (including the Fund’s distribution reinvestment plan), which includes the sales load, if applicable, less (ii) distributions to investors that represent a return of capital and amounts paid for share repurchases pursuant to the Fund’s share repurchase program.

No Incentive Fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.75%. The Fund will pay the Adviser 100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.9375% in any calendar quarter (7.75% annualized). This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.9375% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with a portion of the income incentive fees that the Adviser would have earned if not for the hurdle rate. The Fund will pay the Adviser 15.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.9375% in any calendar quarter (7.75% annualized) once the hurdle rate is reached and the catch-up is achieved (15.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Adviser). During the six months ended June 30, 2018, no incentive fees were incurred by the Fund.

The Adviser has entered into an Investment Sub-Advisory Agreement with the Sub-Adviser (the “Investment Sub-Advisory Agreement”). Pursuant to the Investment Sub-Advisory Agreement, the Sub-Adviser will make investment decisions for the Fund and execute on its trading strategies, subject to oversight by the Adviser. The Investment Sub-Advisory Agreement provides that the Sub-Adviser will receive 50% of all fees payable to the Adviser under the Investment Advisory Agreement with respect to each year, subject to a separate expense sharing arrangement agreed upon by the Adviser and the Sub-Adviser.

32

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO UNAUDITED FINANCIAL STATEMENTS (continued)

June 30, 2018

Administrative Services

The Fund has entered into an Administration Agreement with the Adviser, (the “Administration Agreement”). Pursuant to the Administration Agreement, the Adviser oversees the day-to-day operations of the Fund, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. The Adviser also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records which the Fund is required to maintain and preparing reports to shareholders and reports filed with the SEC. In addition, the Adviser assists the Fund in calculating the Fund’s NAVs, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others.

The Fund reimburses the Adviser for its actual costs incurred in providing these administrative services, including the Adviser’s allocable portion of the compensation and related expenses of certain personnel of the Adviser providing administrative services to the Fund on behalf of the Adviser. During the six months ended June 30, 2018, the Fund reimbursed administration costs incurred by the Adviser of $140,125.

Expense Support Agreement

The Fund has entered into an Expense Support and Conditional Reimbursement Agreement with the Adviser (as amended and restated the “Expense Support Agreement”). Pursuant to the Expense Support Agreement, the Adviser has agreed to reimburse the Fund for expenses in an amount that is sufficient to: (i) ensure that no portion of the Fund’s distributions to shareholders will be paid from offering proceeds or borrowings, and/or (ii) reduce the Fund’s operating expenses until it has achieved economies of scale sufficient to ensure that it bears a reasonable level of expense in relation to its investment income. Pursuant to the Expense Support Agreement, the Fund will have a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under such agreement, including certain organization and offering costs that have been included in operating expenses, if the following conditions are met. First, the Adviser will be entitled to receive reimbursement payments if, during any fiscal quarter occurring within three years of the date on which the Adviser funded such amount, the sum of the Fund’s net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by the Fund to its shareholders. Second, the Fund and the Adviser have agreed that the Fund will make reimbursement payments only if its current “operating expense ratio” is equal to or less than its operating expense ratio at the time the corresponding expense payment obligation was incurred by the Adviser. For this purpose, the “operating expense ratio” is defined as all expenses borne by the Fund, except for organizational and offering expenses, Base Management Fees and Incentive Fees owed to the Adviser and interest expense, as a percentage of net assets. Finally, for organization and offering costs that have been included in operating expenses, the Fund will limit reimbursement of such expenses to the sum of: (i) all expense payments paid by the Adviser to the Fund in cash and not previously reimbursed and (ii) non-organization and offering costs included in operating expenses incurred by the Adviser and its affiliates and accrued as payables by the Fund; provided, that, organization and offering costs incurred by the Adviser and its affiliates and accrued as payables by the Fund will only be reimbursed up to a limit of 1.0% of gross proceeds raised in the Offering and provided, that no reimbursement payment shall be made if the effective rate of distributions per share declared by the Fund at the time of such reimbursement payment is less than the effective rate of distributions per share at the time the expense reimbursement payment was made to which such reimbursement payment relates. “Effective rate of distributions per share” means the actual declared distribution rate per share exclusive of return of capital and distribution rate reduction due to distribution and shareholder fees, if any.

The Fund or the Adviser may terminate the Expense Support Agreement at any time. The Adviser has indicated that it expects to continue such reimbursements until it deems that the Fund has achieved economies of scale sufficient to ensure that it bears a reasonable level of expenses in relation to its income. If the Fund terminates the Investment Advisory Agreement, it will be required to repay the Adviser, subject to the repayment conditions, all reimbursements funded by the Adviser within three years of the date of termination. If the Board decides to liquidate the Fund, the Expense Support Agreement will automatically terminate, and all reimbursements funded by the Adviser will be due within thirty (30) days of such termination date. The specific amount of expenses reimbursed by the Adviser, if any, will be determined at the end of each quarter. There can be no assurance that the Expense Support Agreement will remain in effect or that the Adviser will reimburse any portion of the Fund’s expenses in future quarters.

The following table reflects the expense reimbursements accrued from the Adviser to the Fund as of June 30, 2018 that may be subject to reimbursement to the Adviser:

Quarter Ended	Amount of Expense Reimbursements	Operating Expense Ratio as of the Date of Support Payment	Annualized Distribution Rate per Share	Reimbursement Eligibility Expiration
September 30, 2017	$386,574	6.46%	0.70	September 30, 2020
December 31, 2017	$512,057	4.46%	0.70	December 31, 2020
March 31, 2018	$408,253	1.61%	0.70	March 31, 2021
June 30, 2018	$678,172	1.67%	0.70	June 30, 2021

33

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO UNAUDITED FINANCIAL STATEMENTS (continued)

June 30, 2018

Organization and Offering Costs

Organization costs include, among other things, the cost of organizing the Fund as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. Offering costs include, among other things, legal, accounting, printing and other expenses pertaining to the Offering. Notwithstanding the foregoing, the Fund shall not be liable for organization and offering expenses to the extent that organization and offering expenses, together with all prior organization and offering expenses (other than selling commissions, dealer manager fees and annual distribution fees), exceed 1.0% of the aggregate gross proceeds from the Offering. The Adviser is responsible for the payment of the Fund’s cumulative organization and offering costs to the extent they exceed the 1.0% limit on aggregate gross proceeds raised in the Offering, without recourse against or reimbursement by the Fund. During the six months ended June 30, 2018, the Fund incurred and paid $0 of organization costs and incurred $1,028,332 of offering costs, of which $187,485 was recorded and $840,847 was deferred subject to the 1% limitation.

Underwriting compensation includes the costs of bona fide training and education meetings held by the Fund (primarily the travel, meal and lodging costs of registered representatives of selling agents), attendance and sponsorship fees and cost reimbursement of employees of the Dealer Manager to attend seminars conducted by broker-dealers and legal fees for services provided in connection with the Offering. Such payments are considered underwriting compensation in connection with the Offering. In addition to these payments, all forms of non-cash compensation, including promotional gifts and reasonable entertainment expenses, as well as the aggregate difference between the price at which the Dealer Manager and related persons purchase Shares and the price at which such Shares are offered to the public, if any, are also considered underwriting compensation. To the extent the Fund does not pay the full sales commissions, dealer manager fees or distribution and shareholder servicing fees for Shares sold in the Offering, the Fund will pay or reimburse underwriting compensation incurred on behalf of the Fund; provided, however, that the Fund will not pay any of the foregoing costs to the extent that such payment would cause total underwriting compensation paid by the Fund to exceed 8.0% of the gross offering proceeds of the Offering, as required by the rules of Financial Industry Regulatory Authority, Inc. In addition to the payment of upfront selling commissions and dealer manager fees, the Fund reimburses the Dealer Manager and participating broker-dealers for bona fide accountable due diligence expenses. During the six months ended June 30, 2018, the Fund incurred $2,316,760 of underwriting compensation, of which $806,426 was recorded and $1,510,334 was deferred subject to the 8% limitation.

Note 8. Concentration and Credit Risk

Investing in the Fund involves risks, including, but not limited to, the risks set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Fund’s prospectus and the Fund’s other filings with the SEC.

Credit Risk

The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that the Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Foreign Currency Risk

Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

Liquidity Risk

The Fund may invest in securities that, at the time of investment, are illiquid, as determined by using the SEC’s standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

34

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO UNAUDITED FINANCIAL STATEMENTS (continued)

June 30, 2018

Valuation Risk

The Fund is required to carry its investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by the Board. As part of the valuation process, the Board may take into account the following types of factors, if relevant, in determining the fair value of the Fund’s investments:

•	available current market data, including relevant and applicable market trading and transaction comparables;
•	applicable market yields and multiples;
•	security covenants;
•	call protection provisions;
•	information rights;
•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business;
•	comparisons of financial ratios of peer companies that are public;
•	comparable merger and acquisition transactions; and
•	the principal market and enterprise values.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Fund will use the pricing indicated by the external event to corroborate its valuation. The Fund records decreases in the market values or fair values of its investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in the Fund’s portfolio. The effect of all of these factors on the Fund’s portfolio may reduce its NAV by increasing net unrealized depreciation in its portfolio. Depending on market conditions, the Fund could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on its business, financial condition, results of operations and cash flows of the Fund.

Note 9. Independent Trustee Compensation

Trustees who do not also serve in an executive officer capacity for the Fund, the Adviser or the Sub-Adviser or their respective affiliates (“Independent Trustees”) are entitled to receive from the Fund an annual cash retainer, fees for attending in-person Board meetings and committee meetings and annual fees for serving as a committee chairperson.

The Fund will pay each Independent Trustee who does not serve in an executive officer capacity an annual cash retainer of $45,000, pro-rated for a partial term (the audit committee chairperson will receive an additional $10,000 annually, pro-rated for a partial term); $2,500 for each attended in-person meeting of the Board; $1,500 for each in-person committee meeting attended as a committee member; and $1,000 for each Board or committee telephonic meeting in which such Independent Trustee participates (not to exceed $4,000 for any one set of meetings attended within a 48-hour period). The Fund will also pay each Independent Trustee who serves on the valuation committee an annual cash retainer of $15,000, subject to such trustee attending at least 75% of all scheduled valuation committee meetings during the Fund’s fiscal year.

Further, the Fund will also reimburse each of the Trustees for all reasonable and authorized business expenses in accordance with the Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and each committee meeting not held concurrently with a Board meeting.

Note 10. Indemnifications

Under the Fund’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund believes the risk of loss under these arrangements to be remote.

35

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO UNAUDITED FINANCIAL STATEMENTS (continued)

June 30, 2018

Note 11. Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the unaudited financial statements were issued.

Status of the Offering

During the period from July 1, 2018 to August 24, 2018, the Fund sold 522,704 Shares at an average price per share of $9.32 for gross proceeds of $4,869,896, including 9,027 Shares issued pursuant to its DRP, for gross proceeds of $81,784. As of August 24, 2018, the Fund had sold 3,558,709 Shares at an average price of $9.42 for gross proceeds of $33,527,223, including 49,575 Shares issued pursuant to its DRP, for gross proceeds of $451,042.

Distributions Paid

Class A

On July 2, 2018, the Fund paid distributions of $36,446, which related to distributions declared for each day in the period from June 1, 2018 through June 30, 2018 and consisted of cash distributions paid in the amount of $23,599 and $12,847 in Class A shares issued pursuant to the DRP, respectively.

On August 1, 2018, the Fund paid distributions of $46,431, which related to distributions declared for each day in the period from July 1, 2018 through July 31, 2018 and consisted of cash distributions paid in the amount of $29,771 and $16,660 in Class A shares issued pursuant to the DRP, respectively.

Class C

On July 2, 2018, the Fund paid distributions of $7,871, which related to distributions declared for each day in the period from June 1, 2018 through June 30, 2018 and consisted of cash distributions paid in the amount of $2,851 and $5,020 in Class C shares issued pursuant to the DRP, respectively.

On August 1, 2018, the Fund paid distributions of $11,316, which related to distributions declared for each day in the period from July 1, 2018 through July 31, 2018 and consisted of cash distributions paid in the amount of $4,502 and $6,814 in Class C shares issued pursuant to the DRP, respectively.

Class D

On July 2, 2018, the Fund paid distributions of $992, which related to distributions declared for each day in the period from June 1, 2018 through June 30, 2018 and consisted of cash distributions paid in the amount of $363 and $629 in Class D shares issued pursuant to the DRP, respectively.

On August 1, 2018, the Fund paid distributions of $2,534, which related to distributions declared for each day in the period from July 1, 2018 through July 31, 2018 and consisted of cash distributions paid in the amount of $1,460 and $1,074 in Class D shares issued pursuant to the DRP, respectively.

Class I

On July 2, 2018, the Fund paid distributions of $19,159, which related to distributions declared for each day in the period from June 1, 2018 through June 30, 2018 and consisted of cash distributions paid in the amount of $11,337 and $7,822 in Class I shares issued pursuant to the DRP, respectively.

On August 1, 2018, the Fund paid distributions of $22,910, which related to distributions declared for each day in the period from July 1, 2018 through July 31, 2018 and consisted of cash distributions paid in the amount of $13,477 and $9,433 in Class I shares issued pursuant to the DRP, respectively.

36

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO UNAUDITED FINANCIAL STATEMENTS (continued)

June 30, 2018

Class T

On July 2, 2018, the Fund paid distributions of $82,241, which related to distributions declared for each day in the period from June 1, 2018 through June 30, 2018 and consisted of cash distributions paid in the amount of $39,661 and $42,580 in Class T shares issued pursuant to the DRP, respectively.

On August 1, 2018, the Fund paid distributions of $93,622, which related to distributions declared for each day in the period from July 1, 2018 through July 31, 2018 and consisted of cash distributions paid in the amount of $45,820 and $47,802 in Class T shares issued pursuant to the DRP, respectively.

Declaration of Distributions

On August 23, 2018, the Board declared cash distributions to the holders of Class A, Class C, Class D, Class I, and Class T Shares, such distributions to (1) accrue daily to the stockholders of record as of the close of business on each day during the period commencing on September 1, 2018 and ending on November 30, 2018; (2) be payable in cumulative amounts on or before the 3rd day of each calendar month with respect to the prior month; and (3) be calculated at a rate of $0.00191781 per share per day, as reduced by any applicable distribution and servicing fees payable in respect of the Shares.

Investment Portfolio

As of August 24, 2018, the Fund had invested approximately $29.7 million in 77 portfolio companies.

37

Stira Alcentra Global Credit Fund

Additional Information

Proxy Information

The policies and procedures used to determine how the Fund votes proxies relating to the securities it holds are available (1) without charge, upon request, by calling (877) 567-7264, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling (877) 567-7264, or (2) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N -Q will be available (1) without charge, upon request, by calling (877) 567-7264; (2) on the SEC's website at http://www.sec.gov; or (3) for review and copying at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Distribution Reinvestment Plan

The Fund reserves the right to amend, suspend or terminate the DRP. A shareholder may terminate their account under the DRP by calling the plan administrator at (800) 214-2101. All correspondence concerning the DRP should be directed to the plan administrator by mail at Stira Alcentra Global Credit Fund, c/o DST, at the address listed below. A shareholder may obtain a copy of the DRP by request to the plan administrator or by contacting the Fund.

Trustees

Christopher Hilbert

Jack Yang

Mitch Vance

Ned W. Brines

Richard Bram Smith

Investment Adviser

Stira Investment Adviser, LLC
18100 Von Karman Avenue, Suite 500

Irvine, CA 92612

Investment Sub-Adviser

Alcentra NY, LLC
200 Park Avenue
New York, NY 10166

Administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Semi-Annual Report June 30, 2018 38

Stira Alcentra Global Credit Fund

Transfer Agent and DRP Administrator

DST Systems, Inc.
1055 Broadway, 7th Floor
Kansas City, MO 64105

Dealer Manager

Stira Capital Markets Group, LLC
18100 Von Karman Avenue, Suite 500

Irvine, CA 92612

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Fund Counsel

Morris, Manning & Martin, LLP
1600 Atlanta Financial Center

3343 Peachtree Road, N.E.
Atlanta, GA 30326

Delaware Counsel

Richards, Layton & Finger, P.A.

One Rodney Square

920 North King Street

Wilmington, DE 19801

Privacy Notice

The Fund is committed to protecting the privacy of shareholders. This privacy notice explains the privacy policies of the Fund and its affiliates. This notice supersedes any other privacy notice shareholders may have received from the Fund.

The Fund will safeguard, according to strict standards of security and confidentiality, all information the Fund receives about shareholders. The only information the Fund collects from shareholders is their name, address, number of Shares held and their social security number. This information is used only so that the Fund can send shareholders annual reports, semi-annual reports and other information about the Fund, and send shareholders other information required by law.

The Fund does not share this information with any non-affiliated third party except as described below.

•	Authorized employees of the Adviser. It is the Fund’s policy that only authorized employees of the Adviser who need to know a shareholder’s personal information will have access to it.

•	Service providers. The Fund may disclose a shareholder’s personal information to companies that provide services on the Fund’s behalf, such as record keeping, processing the shareholder’s trades and mailing the shareholder information. These companies are required to protect the shareholder’s information and use it solely for the purpose for which they received it.

•	Courts and government officials. If required by law, the Fund may disclose a shareholder’s personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.
Semi-Annual Report June 30, 2018 39

Stira Alcentra Global Credit Fund

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The schedule of investments is included as part of the Reports to Shareholders filed under Item 1 of this report.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The management of the Fund’s investment portfolio is the responsibility of the Sub-Adviser, subject to oversight by the Adviser. Please refer to Item 8(b) below regarding updates to the Fund’s portfolio managers.

(a)(2) Please refer to Item 8(b) below regarding updates to the Fund’s portfolio managers.

(a)(3) Please refer to Item 8(b) below regarding updates to the Fund’s portfolio managers.

(a)(4) Please refer to Item 8(b) below regarding updates to the Fund’s portfolio managers.

(b) Effective June 22, 2018 and June 30, 2018, respectively, David Scopelliti and Paul Hatfield resigned from the Sub-Adviser. Effective June 22, 2018, Suhail A. Shaikh and Peter M. Glaser joined the Sub-Adviser and act as portfolio managers for the Fund. Information required by Item 8(a) with respect to Messrs. Shaikh and Glaser is included below:

Suhail A. Shaikh. Mr. Shaikh has been the Co-President of Alcentra Capital Corporation and Managing Director and Co-Head of U.S. Direct Lending at the Sub-Adviser since June 2018. Mr. Shaikh previously served as a senior investment professional at Solar Capital Partners, LLC (“Solar”), a private credit fund advisor, which manages over $4 billion of investable capital in two publicly listed business development companies, from 2011 to 2018. Prior to Solar, Mr. Shaikh was in investment banking for over fifteen years as a leveraged finance specialist and financial sponsor banker, most recently as a Managing Director at Bank of America Merrill Lynch from 2005 to 2011. Mr. Shaikh previously worked at JPMorgan, CIBC and Bankers Trust. Mr. Shaikh has an M.B.A. from the Wharton School of Business and an A.B. from Middlebury College.

Semi-Annual Report June 30, 2018 40

Stira Alcentra Global Credit Fund

Peter M. Glaser. Mr. Glaser has been the Co-President of Alcentra Capital Corporation and Managing Director and Co-Head of U.S. Direct Lending at the Sub-Adviser since June 2018. Mr. Glaser was previously a Member of Kohlberg Kravis Roberts & Co. (“KKR”), having been with the firm from 2010 to 2017. Mr. Glaser headed KKR Sponsor Finance, providing clients with capital structure solutions through KKR’s private credit and capital markets platforms. Mr. Glaser was previously a Managing Director at Barclays Capital from 2006 to 2010 and held roles on the U.S. Leveraged Finance team as its Co-Head of Origination & Execution and Co-Head of the Financial Sponsors Group. In his over 25-year career in finance, Mr. Glaser has also held various positions in M&A and corporate finance at Goldman Sachs, Bank of America, Dillon Read, and James D. Wolfensohn Inc. Mr. Glaser received his M.B.A. from Harvard Business School and a B.A. from the University of Pennsylvania.

As of June 30, 2018, Mr. Shaikh and Mr. Glaser were responsible or the day-to-day portfolio management of the following accounts:

	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Peter M. Glaser
Registered Investment Companies	1	$269.5	1	$269.5
Other Pooled Investment Companies	—	$—	—	$—
Other Accounts	—	$—	—	$—
Suhail A. Shaikh
Registered Investment Companies	1	$269.5	1	$269.5
Other Pooled Investment Companies	—	$—	—	$—
Other Accounts	—	$—	—	$—

Compensation Structure of Portfolio Manager:

The Sub-Adviser’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.

Ownership of Securities:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)(2)(3)
Peter M. Glaser	None
Suhail A. Shaikh	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees during the period covered by this Form N-CSR filing.

Semi-Annual Report June 30, 2018 41

Stira Alcentra Global Credit Fund

Item 11.	Controls and Procedures.

(a)	Based on an evaluation of the disclosure controls and procedures of Stira Alcentra Global Credit Fund (the “Fund”) as of a date within 90 days of the filing date of this report (as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended (the “1940 Act”) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended), the Fund’s principal executive officer and principal financial and accounting officer have concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act,) are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Fund’s management, including the Fund’s principal executive officer and principal financial and accounting officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(c) under the 1940 Act), that occurred during the Fund’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13.	Exhibits.

(a)(2)	Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)	Not applicable.
(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

Semi-Annual Report June 30, 2018 42

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STIRA ALCENTRA GLOBAL CREDIT FUND

By:	/s/ Christopher Hilbert
Christopher Hilbert
Chief Executive Officer and Trustee (Principal Executive Officer)

Date:	August 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher Hilbert
Christopher Hilbert
Chief Executive Officer and Trustee (Principal Executive Officer)

Date:	August 29, 2018

By:	/s/ David Miller
David Miller
Chief Accounting Officer (Principal Financial and Accounting Officer)

Date:	August 29, 2018